UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2026
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of JetBlue Airways Corporation (the "Company") held on May 14, 2026, four proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 2, 2026.

The results were as follows:

1. The Company’s stockholders elected each of the thirteen director nominees to serve as a member of the Company’s Board of Directors:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Peter Boneparth	182,532,846	18,292,075	1,059,692	89,623,054
Monte Ford	184,615,906	16,221,467	1,047,240	89,623,054
Joanna Geraghty	197,300,213	3,736,133	848,267	89,623,054
Ellen Jewett	169,480,046	31,316,876	1,087,691	89,623,054
Robert Leduc	184,842,083	15,969,172	1,073,358	89,623,054
Jesse Lynn	183,525,120	17,322,464	1,037,029	89,623,054
Teri McClure	182,774,388	18,062,298	1,047,927	89,623,054
Sean Menke	184,890,500	15,941,472	1,052,641	89,623,054
Steven D. Miller	184,668,108	16,133,971	1,082,534	89,623,054
Nik Mittal	184,508,892	16,114,853	1,260,868	89,623,054
Sarah Robb O’Hagan	184,479,736	16,138,190	1,266,687	89,623,054
Vivek Sharma	184,477,279	16,132,505	1,274,829	89,623,054
Thomas Winkelmann	182,737,910	17,862,344	1,284,359	89,623,054

2. The Company’s stockholders approved the advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
181,067,651	19,745,869	1,071,093	89,623,054

3. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
257,140,822	31,796,915	2,569,930	0

4. The Company’s stockholders approved the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of common stock authorized for issuance:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
185,132,749	16,150,934	600,930	89,623,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 20, 2026	By:	/s/ Eileen McCarthy
Eileen McCarthy
General Counsel and Secretary